     HARTFORD
     LIFE INSURANCE COMPANY
     SEPARATE ACCOUNT TWO (DC-II)
    [LOGO]
     TAX SHELTERED ANNUITY/INDIVIDUAL RETIREMENT ANNUITY




   The group variable annuity contracts (hereinafter the "Contract" or "Contracts") described in this Prospectus are issued by Hartford Life Insurance Company ("Hartford"). The Contracts provide for both an Accumulation Period and an Annuity Period. Contributions are held in a division of Hartford Life Insurance Company Separate Account Two ("DC-II") during the Accumulation Period and during the Annuity Period. The Contracts may contain a General Account option which allows Participants to allocate contributions to the General Account of Hartford. The General Account option, if applicable, is not described in this Prospectus.



   The Contracts are offered for use in annuity purchase plans adopted according to Section 403(b) of the Internal Revenue Code ("Code") as adopted by public school systems, certain tax-exempt organizations described in
 Section 501(c)(3) of the Code and including employee pension plans established for employees by a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, as well as for Individual Retirement Annuity plans adopted according to Section 408 of the Code.


   The following Sub-Accounts are available under the Contracts. Opposite each Sub-Account is the name of the underlying investment ("Fund") for that Sub-Account.


 Advisers Fund             --  shares of Hartford Advisers Fund, Inc.
   Sub-Account                 ("Advisers Fund")
 Bond Fund Sub-Account     --  shares of Hartford Bond Fund, Inc. ("Bond Fund")
 Capital Appreciation      --  shares of Hartford Capital Appreciation Fund,
   Fund Sub-Account            Inc. ("Capital Appreciation Fund")
 Dividend and Growth Fund  --  shares of Hartford Dividend and Growth Fund,
   Sub-Account                 Inc. ("Dividend and Growth Fund")
 Index Fund Sub-Account    --  shares of Hartford Index Fund, Inc. ("Index
                               Fund")
 International             --  shares of Hartford International Opportunities
   Opportunities Fund          Fund, Inc. ("International Opportunities Fund")
   Sub-Account
 Money Market Fund         --  shares of HVA Money Market Fund, Inc. ("Money
   Sub-Account                 Market Fund")
 Mortgage Securities Fund  --  shares of Hartford Mortgage Securities Fund,
   Sub-Account                 Inc. ("Mortgage Securities Fund")
 Calvert Responsibly       --  shares of Calvert Responsibly Invested Balanced
   Invested Balanced           Fund Series of Acacia Capital Corporation
   Portfolio Sub-Account       ("Calvert Responsibly Invested Balanced
                               Portfolio")
 Stock Fund Sub-Account    --  shares of Hartford Stock Fund, Inc. ("Stock
                               Fund")
 AMS/American Century VP   --  shares of American Century Variable Portfolios,
   Advantage Fund              Inc. American Century VP Advantage
   Sub-Account                 ("AMS/American Century VP Advantage Fund")
 AMS/American Century VP   --  shares of American Century Variable Portfolios,
   Capital Appreciation        Inc. American Century VP Capital Appreciation
   Fund Sub-Account            ("AMS/American Century VP Capital Appreciation
                               Fund")
 AMS/Fidelity VIP II       --  shares of Fidelity Investments Variable
   Asset Manager Fund          Insurance Products II Asset Manager
   Sub-Account                 ("AMS/Fidelity VIP II Asset Manager Fund")
 AMS/Fidelity VIP II       --  shares of Fidelity Investments Variable
   Contrafund Fund             Insurance Products II Contrafund Fund
   Sub-Account                 ("AMS/Fidelity VIP II Contrafund Fund")
 AMS/Fidelity VIP Growth   --  shares of Fidelity Investments Variable
   Fund Sub-Account            Insurance Products Growth Fund ("AMS/ Fidelity
                               VIP Growth Fund")
 AMS/Fidelity VIP          --  shares of Fidelity Investments Variable
   Overseas Fund               Insurance Products Overseas Fund ("AMS/ Fidelity
   Sub-Account                 VIP Overseas Fund")




 This Prospectus sets forth the information concerning DC-II that investors ought to know before investing. This Prospectus should be kept for future reference. Additional information about DC-II has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information send a written request to Hartford Life Insurance Company, Attn: RPVA Administration, P.O. Box 2999, Hartford, CT 06104-2999. The Table of Contents for the Statement of Additional Information may be found on page 35 of this Prospectus. The Statement of Additional Information is incorporated by reference to this Prospectus.

 ------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUSES OF THE APPLICABLE ELIGIBLE FUNDS LISTED ABOVE WHICH CONTAIN A FULL DESCRIPTION OF THOSE FUNDS. INVESTORS ARE ADVISED TO RETAIN THESE PROSPECTUSES FOR FUTURE REFERENCE.

 ------------------------------------------------------------------------------


 Prospectus Dated: May 1, 1997
 Statement of Additional Information Dated: May 1, 1997

                               TABLE OF CONTENTS


 SECTION                                                                   PAGE
 ------------------------------------------------------------------------  ----
 GLOSSARY OF SPECIAL TERMS...............................................    3
 FEE TABLE...............................................................    5
 SUMMARY.................................................................    7
 ACCUMULATION UNIT VALUES................................................    9
 PERFORMANCE RELATED INFORMATION.........................................   11
 INTRODUCTION............................................................   12
 THE CONTRACTS AND THE SEPARATE ACCOUNT..................................   12
   What are the Contracts?...............................................   12
   Who can buy these Contracts?..........................................   12
   What is the Separate Account and how does it operate?.................   12
 OPERATION OF THE CONTRACT...............................................   13
   How are Contributions credited?.......................................   13
   May I change the amount of my Contributions?..........................   13
   May I make changes in my Sub-Account allocations?.....................   14
   May I transfer assets between Sub-Accounts/the General Account?.......   14
   How do I transfer assets between Sub-Accounts or change my
         Sub-Account allocations?........................................   14
   May I systematically transfer assets to the Sub-Accounts?.............   14
   What happens if the Contractholder fails to make Contributions?.......   15
   May I assign or transfer the Contract?................................   15
   May I request a loan from my Individual Account?......................   15
   How do I know what my account is worth?...............................   16
   How is the Accumulation Unit value determined?........................   16
   How are the underlying Fund shares valued?............................   16
 PAYMENT OF BENEFITS.....................................................   17
   What would my Beneficiary receive as death proceeds?..................   17
   How can a Contract be redeemed or surrendered?........................   17
   Can payment of the redemption or surrender value ever be postponed
    beyond the seven day period?.........................................   18
   May I surrender once Annuity payments have started?...................   18
   Can a Contract be suspended by a Contractholder?......................   18
   How do I elect an Annuity Commencement Date and Form of Annuity?......   18
   What is the minimum amount that I may select as an Annuity payment?...   19
   How are Contributions made to establish my Annuity account?...........   19
   What are the available Annuity Options under the Contracts?...........   19
   Systematic Withdrawal Option..........................................   20
   How are Variable Annuity payments determined?.........................   21
   Can a Contract be modified?...........................................   22
 CHARGES UNDER THE CONTRACT..............................................   22
   How are the charges under these Contracts made?.......................   22
   What do the sales charges cover?......................................   23
   What is the mortality, expense and administrative risk charge?........   23
   Are there any other administrative charges?...........................   23
   Is there ever a time when the sales charges or Annual Contract Fee
    does not apply?......................................................   24
   Experience Rating of Contracts........................................   24
   How much are the deductions for Premium Taxes on these Contracts?.....   24
   What charges are made by the Funds?...................................   24
   Are there any other deductions?.......................................   24
 HARTFORD LIFE INSURANCE COMPANY AND THE FUNDS...........................   25
   What is Hartford?.....................................................   25
   What are the Funds?...................................................   25
   Does Hartford have any interest in the Funds?.........................   28
 FEDERAL TAX CONSIDERATIONS..............................................   29
   What are some of the federal tax consequences which affect these
    Contracts?...........................................................   29
 MISCELLANEOUS...........................................................   33
   What are my voting rights?............................................   33
   Will other Contracts be participating in the Separate Account?........   34
   How are the Contracts sold?...........................................   34
   Who is the custodian of the Separate Account's assets?................   34
   Are there any material legal proceedings affecting the Separate
    Account?.............................................................   34
   Are you relying on any experts as to any portion of this
    Prospectus?..........................................................   34
   How may I get additional information?.................................   34
 TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION...............   35

                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION PERIOD: The period before the commencement of Annuity payments.

ACCUMULATION UNIT: An accounting unit of measure used to calculate values before Annuity payments begin.

ANNUAL CONTRACT FEE: A fee charged for establishing and maintaining a Participant's Individual Account under a Contract.

ANNUITANT: A Participant on whose behalf Annuity payments are to be made under a Contract.

ANNUITY: A series of payments for life, or for life with a minimum number of payments or a determinable sum guaranteed, or for a joint lifetime and thereafter during the lifetime of the survivor, or for payments for a designated period.

ANNUITY COMMENCEMENT DATE: The date on which Annuity payments are to commence.

ANNUITY PERIOD: The period following the commencement of Annuity payments.

ANNUITY UNIT: An accounting unit of measure in DC-II used to calculate the amount of Variable Annuity payments.

BENEFICIARY: The person(s) designated to receive Contract values in the event of the Participant's or Annuitant's death.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

CONTRACTHOLDER: The Employer or entity owning the Contract.

CONTRACT YEAR: A period of 12 months commencing with the effective date of the Contract or with any anniversary thereof.


CONTRIBUTION(S): The amount(s) paid or transferred to Hartford by the Contractholder on behalf of Participants pursuant to the terms of the Contracts.



DATE OF COVERAGE: The date on which the application on behalf of a Participant is received by Hartford.


DC-II: A division of Hartford Life Insurance Company Separate Account Two.

EMPLOYER: An employer who establishes a Tax Sheltered Annuity Plan or an Individual Retirement Annuity plan for its employees.

FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of DC-II.

FUNDS: The Funds described commencing on page 25 of this Prospectus.



GENERAL ACCOUNT: The General Account of Hartford which consists of all assets of Hartford other than those allocated to the separate accounts of Hartford.



HARTFORD: Hartford Life Insurance Company.


INDIVIDUAL RETIREMENT ANNUITY: An annuity contract purchased by an Employer on behalf of its employees and which provides for special tax treatment under
Section 408 of the Code.

IRS: Internal Revenue Service.

MINIMUM DEATH BENEFIT: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have commenced.

PARTICIPANT: Any employee of an Employer/Contractholder electing to participate in the Contract. The term "Participant" includes a Participant Owner under an Individual Retirement Annuity under Section 408 of the Code.

PARTICIPANT'S CONTRACT YEAR: A period of twelve (12) months commencing with the Date of Coverage of a Participant and each successive 12 month period thereafter.

PARTICIPANT'S INDIVIDUAL ACCOUNT: An account to which the General Account values and DC-II Accumulation Units are allocated on behalf of a Participant under the Contract.


PREMIUM TAX: A tax charged by a state or municipality on premiums, purchase payments or contract values.


TAX SHELTERED ANNUITY (ALSO COMMONLY REFERRED TO AS "TAX DEFERRED ANNUITY"): An annuity Contract purchased by an Employer on behalf of its employees and which qualifies for special tax treatment under Sections 403(b) of the Code.


SEPARATE ACCOUNT: Hartford Life Insurance Company Separate Account Two.

SUB-ACCOUNT: Accounts established within DC-II with respect to a Fund.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of DC-II is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between successive Valuation Days.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of DC-II.

                                   FEE TABLE
                                    SUMMARY
                      Contract Owner Transaction Expenses
                               (All Sub-Accounts)



 Sales Load Imposed on Purchases (as a percentage of premium
   payments).......................................................    None
 Transfer Fee......................................................  $    5
 Contingent Deferred Sales Charge (as a percentage of amounts withdrawn)
     First Year through Fifth Year (1).............................       5%
     Sixth Year....................................................       4%
     Seventh Year..................................................       3%
     Eighth Year...................................................       2%
     Ninth Year....................................................       1%
     Tenth Year....................................................       0%
 Annual Contract Fee...............................................  $30.00(2)
 Annual Expenses-Separate Account (as a percentage of average account value)
     Mortality and Expense Risk (DC II)............................   1.250%


------------

(1) Length of time from contribution.


(2) The annual contract fee is a single $30.00 charge on a Contract. It is deducted proportionally from the investment options in use at the time of the charge. Pursuant to requirements of the 1940 Act, the policy fees has been reflected in the Examples by a method intended to show the "average" impact of the policy fee on an investment in the Separate Account. In the Example, the annual contract fee is approximated as a 0.11% annual asset charge based on the experience of the Contracts.



    The Transfer Fee, Contingent Deferred Sales Charge, Annual Contract Fee and Mortality and Expenses Risk charge may be reduced or eliminated. See "Charges Under the Contract -- Experience Rating of Contracts," page 24.



                         Annual Fund Operating Expenses
                        (as a percentage of net assets)



                                                                        TOTAL FUND
                                                  MANAGEMENT   OTHER    OPERATING
                                                     FEES     EXPENSES   EXPENSES
                                                  ----------  --------  ----------
 Hartford Bond Fund..............................   0.490%     0.030%     0.520%
 Hartford Stock Fund.............................   0.441%     0.016%     0.457%
 HVA Money Market Fund...........................   0.423%     0.021%     0.444%
 Hartford Advisers Fund..........................   0.615%     0.017%     0.632%
 Hartford Capital Appreciation Fund..............   0.629%     0.017%     0.646%
 Hartford Mortgage Securities Fund...............   0.424%     0.029%     0.453%
 Hartford Index Fund.............................   0.374%     0.019%     0.393%
 Hartford International Opportunities Fund.......   0.691%     0.095%     0.786%
 Calvert Responsibly Invested Balanced Portfolio
   (1)...........................................   0.710%     0.130%     0.840%
 Hartford Dividend & Growth Fund.................   0.709%     0.017%     0.726%
 American Century VP Advantage Fund..............   1.000%     0.000%     1.000%
 American Century VP Capital Appreciation Fund...   1.000%     0.000%     1.000%
 AMS/Fidelity VIP Growth Fund (2)................   0.610%     0.080%     0.690%
 AMS/Fidelity VIP Overseas Fund (2)..............   0.760%     0.170%     0.930%
 AMS/Fidelity VIP II Contrafund (2)..............   0.610%     0.130%     0.740%
 AMS/Fidelity VIP II Asset Manager (2)...........   0.640%     0.100%     0.740%


------------

(1) The figures shown above for the Calvert Responsibly Invested Balanced Portfoli reflect anticipated expenses for fiscal year 1997 and reflect a proposed increase in transfer agency fees. Actual total operating expenses in 1996 were 0.81%.


(2) A portion of the brokerage commissions that certain funds pay was used to reduce Fidelity fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0. 67% for Growth Portfolio, 0.92% for Overseas Portfolio, 0.73% for Asset Manager Portfolio, 0.71% for Contrafund Portfolio.

EXAMPLE-DCII



                           If you surrender your Contract     If you annuitize your Contract     If you do not surrender your
                           at the end of the applicable       at the end of the applicable       Contract, you would pay the
                           time period, you would pay the     time period, you would pay the     following expenses on a $1,000
                           following expenses on a $1,000     following expenses on a $1,000     investment, assuming a 5%
                           investment, assuming a 5%          investment, assuming a 5%          annual return on assets:
                           annual return on assets:           annual return on assets:

 SUB-ACCOUNT               1 YEAR 3 YEARS 5 YEARS 10 YEARS    1 YEAR 3 YEARS 5 YEARS 10 YEARS    1 YEAR 3 YEARS 5 YEARS 10 YEARS
 ------------------------- ------ ------- ------- --------    ------ ------- ------- --------    ------ ------- ------- --------
 Hartford Bond Fund.......  $ 71   $ 114   $ 161    $ 222      $ 18   $  58   $ 101    $ 220      $ 19   $  60   $ 102    $ 222
 Hartford Stock Fund......    70     112     158      215        17      56      98      213        19      58      99      215
 HVA Money Market Fund....    70     112     157      213        17      56      97      212        18      57      98      213
 Hartford Advisers Fund...    72     118     166      234        19      62     107      232        20      63     108      234
 Hartford Capital
   Appreciation Fund......    72     118     167      235        19      62     108      234        21      64     109      235
 Hartford Mortgage
   Securities Fund........    70     112     157      214        17      56      98      213        19      58      99      214
 Hartford Index Fund
   (1)....................    65      96     129      152        13      40      69      152        13      40      69      152
 Hartford International
   Opportunities Fund.....    73     122     174      250        21      67     115      248        22      68     116      250
 Calvert Responsibly
   Invested Balanced
   Portfolio..............    74     124     176      255        21      68     118      254        23      70     119      255
 Hartford Dividend &
   Growth Fund............    73     120     171      244        20      65     112      242        21      66     113      244
 American Century VP
   Advantage Fund.........    75     128     184      272        23      73     126      271        24      74     127      272
 American Century VP
   Growth Fund............    75     128     184      272        23      73     126      271        24      74     127      272
 AMS/Fidelity VIP Growth
   Fund...................    72     119     169      240        20      64     110      238        21      65     111      240
 AMS/Fidelity VIP Overseas
   Fund...................    75     126     181      265        22      71     123      263        23      72     124      265
 AMS/Fidelity VIP II
   Contrafund.............    73     121     171      245        20      65     113      244        22      66     114      245
 AMS/Fidelity VIP II Asset
   Manager................    72     118     166      233        20      63     108      233        20      63     108      233



(1) For this table, the Index Fund combined expenses are limited to 1.25%.



    The purpose of this table is to assist the Contract Owner in understanding various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Funds. Premium taxes may also be applicable.



    This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                                    SUMMARY

A. CONTRACTS OFFERED

    Group variable annuity contracts are offered for issuance to Employers to allow employee participation and special tax treatment under Section 403(b) and
Section 408 of the Code.

    The Contracts are limited to plans established and sponsored by Employers for their employees. The Contract is normally issued to the Employer or to the trustee or custodian of the Employer's plan.

B. ACCUMULATION PERIOD UNDER THE CONTRACTS


    During the Accumulation Period under the Contracts, Contributions submitted by the Contractholder are used to purchase variable account interests. Contributions allocated to purchase variable account interests may, after the deductions described hereafter, be invested in selected Sub-Accounts of DC-II. The Contract may contain a General Account option which allows Participants to allocate contributions to the General Account of Hartford. The General Account option, if applicable, is not described in this Prospectus.


C. CONTINGENT DEFERRED SALES CHARGES


    There is no deduction for sales expenses at the time Contributions are allocated to the Contracts. However, a contingent deferred sales charge may be assessed against a Participant's Individual Account when it is withdrawn. The number of Participant's Contract Years completed prior to withdrawal will determine the amount of the contingent deferred sales charge. The amount or term of the contingent deferred sales charge may be reduced (see "Charges Under the Contract -- Experience Rating of Contracts," page 24). Such charges will in no event ever exceed 8.50% when applied as a percentage against the sum of all Contributions to a Participant's Individual Account.


    The charge is a percentage of the amount surrendered and equals:

                          CONTRACT YEAR
                          OF WITHDRAWAL                               MAXIMUM CHARGE
-----------------------------------------------------------------  ---------------------
 1-5.............................................................               5%
 6...............................................................               4%
 7...............................................................               3%
 8...............................................................               2%
 9...............................................................               1%
10 or more.......................................................               0%


    No deduction for contingent deferred sales charges will be made in certain cases. (See "Charges Under the Contract -- Experience Rating of Contracts," page 24.)


D. TRANSFER BETWEEN ACCOUNTS


    During the Accumulation Period a Participant may allocate monies held in DC-II among the available Sub-Accounts of DC-II. Currently, there is no charge for up to 12 transfers per Participant Contract Year. A fee of $5.00 may be assessed for each transfer made in excess of 12 per Participant Contract Year. No two (2) transfers may occur on consecutive Valuation Days. There may be additional restrictions under certain circumstances. (See "May I transfer assets between Sub-Accounts/the General Account?" commencing on page 14.)


E. ANNUITY PERIOD UNDER THE CONTRACTS


    At the end of the Accumulation Period, Contract values held with respect to a Participant's Individual Account may, at the direction of the Participant, be allocated to provide Fixed and/or Variable Annuities under the Contracts. (See "How are Contributions made to establish my Annuity account?" commencing on page 19.) However, Hartford will not assume responsibility in determining or monitoring minimum distributions beginning at age 70 1/2.


F. MINIMUM DEATH BENEFITS

    A Minimum Death Benefit is provided in the event of death of the Participant prior to the earlier of Participant's 65th birthday or the Annuity Commencement Date (see "What would my Beneficiary receive as death proceeds?" commencing on page 17).

G. ANNUITY OPTIONS


    The Annuity Commencement Date will not be deferred beyond the date Participants become age 70 1/2 or such earlier date as may be required by applicable law and/or regulation. If a Participant does not elect otherwise, Hartford reserves the right to begin Annuity payments automatically at age 65 under an option providing for a life Annuity with 120 monthly payments certain (see "What are the available Annuity options under the Contracts?" commencing on page 19).


H. DEDUCTIONS FOR PREMIUM TAXES


    Deductions will be made for the payment of any Premium Taxes that may be levied against the Contract at the time imposed under applicable law (see "Charges Under the Contract," page 22). Currently, the range is 0% to 3.5%.


I. ASSET CHARGE IN THE SEPARATE ACCOUNT


    During both the Accumulation Period and the Annuity Period a charge is made by Hartford for providing the mortality, expense and administrative undertakings under the Contracts. Such charge is an annual rate of 1.25% (estimated at .85% for mortality, .15% for expense and .25% for administrative undertakings) of the average daily net assets of DC-II. The rate charged for the mortality, expense and administrative undertakings under the Contracts may be reduced (see "Charges Under the Contract -- Experience Rating of Contracts," page 24) and may be periodically increased beyond a rate of 1.25%, subject to a maximum annual rate of 2.00%. However, no increase will occur unless the Commission shall have first approved any such increase. (See "Charges Under the Contract," page 22.)


J. ANNUAL CONTRACT FEE


    An Annual Contract Fee may be charged against the value of each Participant's Individual Account under a Contract at the end of a Participant's Contract Year. The maximum Annual Contract Fee is $30.00 per year on each Participant's Individual Account. (See "Charges Under The Contract, " page 22.) The Annual Contract Fee may be reduced or waived (see "Charges Under the Contract -- Experience Rating of Contracts," page 24).


K. MINIMUM PAYMENT

    There is no minimum amount for initial Contributions or subsequent Contributions that may be made on behalf of a Participant's Individual Account under a Contract.

L. INDIVIDUAL ACCOUNT LOANS


    Participants may request a loan from Participant's Individual Account subject to a single $25.00 non-refundable loan processing fee (except as otherwise required by statute). Loans are subject to a minimum of $1,000 and may not exceed the lesser of (1) 50% of the Participant's Individual Account value, or (2) $50,000, reduced by the highest outstanding balance of any loan to such Participant during the twelve-month period ending on the day before the loan is made. (See "May I request a loan from my Individual Account?" commencing on page 15.) Individual Account loans may not be available in all states or may be subject to restrictions.


M. FUND FEES AND CHARGES


    The Funds are subject to certain fees, charges and expenses. See the accompanying prospectuses for the Funds.


N. PAYMENT ALLOCATION TO DC-II

    The Contracts permit the allocation of Contributions, in multiples of 10% of each Contribution, among the fifteen (15) Sub-Accounts of DC-II. There is no minimum amount that may be allocated to any Sub-Account.

O. VOTING RIGHTS OF CONTRACTHOLDERS


    Contractholders and/or vested Participants will have the right to vote on matters affecting the underlying Fund to the extent that proxies are solicited by such Fund. If a Contractholder does not vote, Hartford shall vote such interest in the same proportion as shares of the Fund for which instructions have been received by Hartford (see "What are my voting rights?" commencing on page 33).

                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)



    The following information, insofar as it relates to the period ended December 31, 1996, has been examined by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this Prospectus.


                                                                                          YEAR ENDED DECEMBER 31,
                                                                           -----------------------------------------------------
                                                                             1996       1995       1994       1993       1992
                                                                           ---------  ---------  ---------  ---------  ---------
DC-II
HARTFORD BOND FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   4.095  $   3.500  $   3.689  $   3.389  $   3.251
Accumulation unit value at end of period                                   $   4.187  $   4.095  $   3.500  $   3.689  $   3.389
Number of accumulation units outstanding at end of period
  (in thousands)                                                               1,655      1,368      1,123        992        816
DC-II
HARTFORD STOCK FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   8.968  $   6.771  $   6.988  $   6.188  $   5.694
Accumulation unit value at end of period.................................  $  11.017  $   8.968  $   6.771  $   6.988  $   6.188
Number of accumulation units outstanding at end of period
  (in thousands).........................................................      4,885      4,413      3,885      3,181      2,517
DC-II
HARTFORD MONEY MARKET FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   2.624  $   2.512  $   2.447  $   2.407  $   2.351
Accumulation unit value at end of period.................................  $   2.725  $   2.624  $   2.512  $   2.447  $   2.407
Number of accumulation units outstanding at end of period
  (in thousands).........................................................      1,333        989        905        886        884
DC-II
HARTFORD ADVISERS FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   3.647  $   2.876  $   2.993  $   2.700  $   2.524
Accumulation unit value at end of period.................................  $   4.201  $   3.647  $   2.876  $   2.993  $   2.700
Number of accumulation units outstanding at end of period
  (in thousands).........................................................     10,505      9,212      8,279      7,023      7,323
DC-II
HARTFORD CAPITAL APPRECIATION FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   5.478  $   4.257  $   4.204  $   3.524  $   3.050
Accumulation unit value at end of period.................................  $   6.533  $   5.478  $   4.257  $   4.204  $   3.524
Number of accumulation units outstanding at end of period
  (in thousands).........................................................     10,979      9,081      6,923      4,940      3,276
DC-II
HARTFORD MORTGAGE SECURITIES FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   2.333  $   2.034  $   2.093  $   1.993  $   1.929
Accumulation unit value at end of period.................................  $   2.421  $   2.333  $   2.034  $   2.093  $   1.993
Number of accumulation units outstanding at end of period
  (in thousands).........................................................      1,141      1,149        994        942        802
DC-II
HARTFORD INDEX FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   2.353  $   1.738  $   1.735  $   1.605  $   1.522
Accumulation unit value at end of period.................................  $   2.848  $   2.353  $   1.738  $   1.735  $   1.605
Number of accumulation units outstanding at end of period (in
  thousands).............................................................      4,378      3,153      2,376      1,862      1,437


                                                                             1991       1990       1989       1988        1987

                                                                           ---------  ---------  ---------  ---------  -----------

DC-II
HARTFORD BOND FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   2.827  $   2.641  $   2.385  $   2.244  $   2.273(h)

Accumulation unit value at end of period                                   $   3.251  $   2.827  $   2.641  $   2.385  $   2.244

Number of accumulation units outstanding at end of period
  (in thousands)                                                                 732        724        594        433        320

DC-II
HARTFORD STOCK FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   4.627  $   4.874  $   3.915  $   3.331  $   3.200(i)

Accumulation unit value at end of period.................................  $   5.694  $   4.627  $   4.874  $   3.915  $   3.331

Number of accumulation units outstanding at end of period
  (in thousands).........................................................      1,885      1,467      1,156      1,011        951

DC-II
HARTFORD MONEY MARKET FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   2.245  $   2.103  $   1.951  $   1.840  $   1.749(i)

Accumulation unit value at end of period.................................  $   2.351  $   2.245  $   2.103  $   1.951  $   1.840

Number of accumulation units outstanding at end of period
  (in thousands).........................................................        929        881        718        628        389

DC-II
HARTFORD ADVISERS FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   2.123  $   2.123  $   1.766  $   1.566  $   1.497(a)

Accumulation unit value at end of period.................................  $   2.524  $   2.123  $   2.123  $   1.766  $   1.566

Number of accumulation units outstanding at end of period
  (in thousands).........................................................      6,220      5,565      5,227      4,631      4,283

DC-II
HARTFORD CAPITAL APPRECIATION FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   2.004  $   2.278  $   1.858  $   1.490  $   1.579(b)

Accumulation unit value at end of period.................................  $   3.050  $   2.004  $   2.278  $   1.858  $   1.490

Number of accumulation units outstanding at end of period
  (in thousands).........................................................      2,113      1,455      1,037        787        664

DC-II
HARTFORD MORTGAGE SECURITIES FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   1.702  $   1.571  $   1.406  $   1.313  $   1.296(c)

Accumulation unit value at end of period.................................  $   1.929  $   1.702  $   1.571  $   1.406  $   1.313

Number of accumulation units outstanding at end of period
  (in thousands).........................................................        736        582        845        764        598

DC-II
HARTFORD INDEX FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   1.190  $   1.255  $   0.975  $   0.850  $   1.000(d)

Accumulation unit value at end of period.................................  $   1.522  $   1.190  $   1.255  $   0.975  $   0.850

Number of accumulation units outstanding at end of period (in
  thousands).............................................................        871        595        275        116         49


                                                                                          YEAR ENDED DECEMBER 31,
                                                                           -----------------------------------------------------
                                                                             1996       1995       1994       1993       1992
                                                                           ---------  ---------  ---------  ---------  ---------
DC-II
CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   1.817  $   1.417  $   1.483  $   1.391  $   1.308
Accumulation unit value at end of period.................................  $   2.021  $   1.817  $   1.417  $   1.483  $   1.391
Number of accumulation units outstanding at end of period (in
  thousands).............................................................      1,193        923        693        498        317
DC-II
HARTFORD INTERNATIONAL OPPORTUNITIES FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   1.329  $   1.181  $   1.220  $   0.924  $   0.979
Accumulation unit value at end of period.................................  $   1.483  $   1.329  $   1.181  $   1.220  $   0.924
Number of accumulation units outstanding at end of period (in
  thousands).............................................................      5,996      4,520      3,640      1,495        553
DC-II
HARTFORD DIVIDEND & GROWTH FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   1.223         --         --         --         --
Accumulation unit value at end of period.................................  $   1.490  $   1.223         --         --         --
Number of accumulation units outstanding at end of period (in
  thousands).............................................................      3,874        558         --         --         --
DC-II
AMERICAN CENTURY VP ADVANTAGE FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   1.051  $   1.000         --         --         --
Accumulation unit value at end of period.................................  $   1.134  $   1.051         --         --         --
Number of accumulation units outstanding at end of period (in
  thousands).............................................................        144         36         --         --         --
DC-II
AMERICAN CENTURY VP CAPITAL APPRECIATION FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   1.081  $   1.000         --         --         --
Accumulation unit value at end of period.................................  $   1.021  $   1.081         --         --         --
Number of accumulation units outstanding at end of period (in
  thousands).............................................................      1,108        634         --         --         --
DC-II
AMS/FIDELITY VIP OVERSEAS FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   1.030  $   1.000         --         --         --
Accumulation unit value at end of period.................................  $   1.152  $   1.030         --         --         --
Number of accumulation units outstanding at end of period (in
  thousands).............................................................        921        181         --         --         --
DC-II
AMS/FIDELITY VIP II ASSET MANAGER FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   1.087  $   1.000         --         --         --
Accumulation unit value at end of period.................................  $   1.230  $   1.087         --         --         --
Number of accumulation units outstanding at end of period (in
  thousands).............................................................      1,491        312         --         --         --
DC-II
AMS/FIDELITY VIP II CONTRAFUND FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   1.099  $   1.000         --         --         --
Accumulation unit value at end of period.................................  $   1.316  $   1.099         --         --         --
Number of accumulation units outstanding at end of period (in
  thousands).............................................................      5,069      1,808         --         --         --
DC-II
AMS/FIDELITY VIP GROWTH FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   1.073  $   1.000         --         --         --
Accumulation unit value at end of period.................................  $   1.215  $   1.073         --         --         --
Number of accumulation units outstanding at end of period (in
  thousands).............................................................      5,773      2,055         --         --         --


                                                                             1991       1990       1989       1988        1987

                                                                           ---------  ---------  ---------  ---------  -----------

DC-II
CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   1.138  $   1.106  $   1.000         --         --(e)

Accumulation unit value at end of period.................................  $   1.308  $   1.138  $   1.106  $   1.000         --

Number of accumulation units outstanding at end of period (in
  thousands).............................................................        187         94         18         --         --

DC-II
HARTFORD INTERNATIONAL OPPORTUNITIES FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................  $   0.877  $   1.000         --         --         --(f)

Accumulation unit value at end of period.................................  $   0.979  $   0.877         --         --         --

Number of accumulation units outstanding at end of period (in
  thousands).............................................................        220         52         --         --         --

DC-II
HARTFORD DIVIDEND & GROWTH FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................         --         --         --         --         --(g)

Accumulation unit value at end of period.................................         --         --         --         --         --

Number of accumulation units outstanding at end of period (in
  thousands).............................................................         --         --         --         --         --

DC-II
AMERICAN CENTURY VP ADVANTAGE FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................         --         --         --         --         --(j)

Accumulation unit value at end of period.................................         --         --         --         --         --

Number of accumulation units outstanding at end of period (in
  thousands).............................................................         --         --         --         --         --

DC-II
AMERICAN CENTURY VP CAPITAL APPRECIATION FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................         --         --         --         --         --(j)

Accumulation unit value at end of period.................................         --         --         --         --         --

Number of accumulation units outstanding at end of period (in
  thousands).............................................................         --         --         --         --         --

DC-II
AMS/FIDELITY VIP OVERSEAS FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................         --         --         --         --         --(j)

Accumulation unit value at end of period.................................         --         --         --         --         --

Number of accumulation units outstanding at end of period (in
  thousands).............................................................         --         --         --         --         --

DC-II
AMS/FIDELITY VIP II ASSET MANAGER FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................         --         --         --         --         --(j)

Accumulation unit value at end of period.................................         --         --         --         --         --

Number of accumulation units outstanding at end of period (in
  thousands).............................................................         --         --         --         --         --

DC-II
AMS/FIDELITY VIP II CONTRAFUND FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................         --         --         --         --         --(j)

Accumulation unit value at end of period.................................         --         --         --         --         --

Number of accumulation units outstanding at end of period (in
  thousands).............................................................         --         --         --         --         --

DC-II
AMS/FIDELITY VIP GROWTH FUND SUB-ACCOUNT
Accumulation unit value at beginning of period...........................         --         --         --         --         --(j)

Accumulation unit value at end of period.................................         --         --         --         --         --

Number of accumulation units outstanding at end of period (in
  thousands).............................................................         --         --         --         --         --



------------

(a) Inception date May 2, 1983.


(b) Inception date April 2, 1984.


(c) Inception date January 15, 1985.


(d) Inception date June 3, 1987


(e) Inception date January 25, 1989.


(f)  Inception date July 2, 1990.


(g) Inception date May 1, 1995.


(h) Inception date August 25, 1982


(i)  Inception date June 29, 1982.


(j)  Inception date May 1, 1995.

                        PERFORMANCE RELATED INFORMATION

    DC-II may advertise certain performance related information concerning its Sub-Accounts. Performance information about the Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.


    The Advisers Fund, Bond Fund, Calvert Responsibly Invested Balanced Portfolio, Capital Appreciation Fund, Dividend and Growth Fund, Index Fund, International Opportunities Fund, Money Market Fund, Mortgage Securities Fund, Stock Fund, AMS/American Century VP Advantage Fund, AMS/American Century VP Capital Appreciation Fund, AMS/Fidelity VIP II Asset Manager Fund, AMS/Fidelity VIP Growth Fund, AMS/ Fidelity VIP II Contrafund Fund, and AMS/Fidelity VIP Overseas Fund Sub-Accounts may include total return in advertisements or other sales material.


    When a Sub-Account advertises its standardized total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period). Total return figures are net of all Fund level management fees and charges, the mortality and expense risk charge and the Annual Contract Fee.


    The Bond Fund, Mortgage Securities Fund and American Century VP Advantage Fund Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner. The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure reflects the recurring charges on the Separate Account level, including the Annual Contract Fee and the mortality and expense risk charge.


    The Money Market Fund may advertise yield and effective yield. The yield of the Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, I.E., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Separate Account level, including the Annual Contract Fee and the mortality and expense risk charge.

    Total return at the Separate Account level includes all Contract charges: contingent deferred sales charges, mortality and expense risk charges, and the Annual Contract Fee and is therefore lower than total return at the Fund level, with no comparable charges. Likewise, yield at the Separate Account level includes all recurring charges (except contingent deferred sales charges), and is therefore lower than yield at the Fund level, with no comparable charges.

                                  INTRODUCTION


    This Prospectus has been designed to provide you with the necessary information to make a decision on purchasing a Contract offered by Hartford in DC-II, or an interest therein, issued in conjunction with a Tax Sheltered Annuity plan or an Individual Retirement Annuity plan of an Employer. This Prospectus describes only the elements of the Contracts pertaining to the variable portion of the Contract. The Contracts may contain a General Account option which is not described in this Prospectus. Please read the Glossary of Special Terms on pages 3 and 4 prior to reading this Prospectus to familiarize yourself with the terms being used.


                     THE CONTRACTS AND THE SEPARATE ACCOUNT

WHAT ARE THE CONTRACTS?


    The Contracts are group variable annuity contracts under which variable account Contributions are held in a division of Hartford Life Insurance Company Separate Account Two ("DC-II") during both the Accumulation Period and the Annuity Period. The Contracts may contain a General Account option. The Contracts are issued to Employers or to a trustee or custodian of the Employer's plan to allow their employees to participate in a Tax Sheltered Annuity as described under Section 403(b) of the Code or an Individual Retirement Annuity as described under Section 408 of the Code.


    During the Accumulation Period under the Contracts, Contributions submitted by the Employer to the Contracts are used to purchase variable account interests. Contributions allocated to purchase variable interests may, after the deductions described hereafter, be invested in selected Sub-Accounts of DC-II.

WHO CAN BUY THESE CONTRACTS?

    The group variable annuity Contracts offered under this Prospectus are offered for use in annuity purchase plans adopted according to Section 403(b) of the Code as adopted by public school systems, certain tax-exempt organizations described in Section 501(c)(3) of the Code and including employee pension plans established for employees by a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, as well as for Individual Retirement Annuity plans adopted according to Section 408 of the Code. A group Contract is issued to an Employer or to a trustee or custodian of the Employer's plan to provide a Tax Sheltered Annuity or Individual Retirement Annuity plan for its employees.

WHAT IS THE SEPARATE ACCOUNT AND HOW DOES IT OPERATE?


    Separate Account Two is organized as a unit investment trust type of investment company and has been registered as such with the Commission under the Investment Company Act of 1940, as amended. (On March 31, 1988, DC Variable Account II was transferred to Separate Account Two and became a division thereof). Registration of the Separate Account with the Commission does not involve supervision of the management or investment practices or policies of the Separate Account or of Hartford by the Commission. However, Hartford and the Separate Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut. The Separate Account meets the definition of "separate account" under federal securities law.



    Under Connecticut law, the assets of the Separate Account attributable to the Contracts offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Contracts. Also, in accordance with the Contracts, the assets in the Separate Account attributable to Contracts participating in the Separate Account are not chargeable with liabilities arising out of any other business Hartford may conduct. So, you will not be affected by the rate of return of Hartford's general account, nor by the investment performance of any of Hartford's other separate accounts.


    Contributions are allocated to one or more Sub-Accounts of the Separate Account. Each Sub-Account is invested exclusively in the assets of one underlying Fund. Contributions and proceeds of transfers between Sub-Accounts are applied to purchase shares in the appropriate Fund at net asset value determined as of the end of the Valuation Period during which the Contributions were received or the transfer made. All distributions from the Fund are reinvested at net asset value. The value of a Participant's Individual Account will therefore vary during the Accumulation Period in accordance with the net income and fluctuation in the individual investments within the underlying Fund portfolio or portfolios. During the Variable Annuity payout period, Annuity payments and reserve values will vary in accordance with these factors.



    HARTFORD DOES NOT GUARANTEE THE INVESTMENT RESULTS OF THE SUB-ACCOUNTS OR ANY OF THE UNDERLYING INVESTMENTS. THERE IS NO ASSURANCE THAT THE VALUE OF A CONTRACT DURING THE YEARS PRIOR TO RETIREMENT OR THE AGGREGATE AMOUNT OF THE VARIABLE ANNUITY PAYMENTS WILL EQUAL THE SUM OF PARTICIPANT CONTRIBUTIONS MADE UNDER THE CONTRACT. SINCE EACH UNDERLYING FUND HAS DIFFERENT INVESTMENT OBJECTIVES, EACH IS SUBJECT TO DIFFERENT RISKS. THESE RISKS ARE MORE FULLY DESCRIBED IN THE ACCOMPANYING FUND PROSPECTUSES.



    Hartford reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law. Current law requires notification to Participants of any such substitution and approval of the Commission. Hartford also reserves the right, subject to compliance with the law to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future. The Separate Account may be subject to liabilities arising from another division of the Separate Account whose assets are attributable to other variable annuity Contracts or variable life insurance policies offered by the Separate Account which are not described in this Prospectus.



    Hartford may offer additional Separate Account Options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.


                           OPERATION OF THE CONTRACT

HOW ARE CONTRIBUTIONS CREDITED?


    The Contract will cover present and future employees of the Employer who elect to participate in the Contract. Contributions to a Participant's Individual Account under a Contract are applied to purchase General Account values and/or Accumulation Units in the selected Sub-Accounts. The number of Accumulation Units purchased is determined by dividing the Contribution by the appropriate Accumulation Unit value on the date the Contribution is credited to the Participant's Individual Account. Initial Contributions are credited to a Participant's Individual Account within two business days of receipt by Hartford of a properly completed application and the initial Contribution. Subsequent Contributions are credited to a Participant's Individual Account on the date following receipt of the Contribution by Hartford at its home office,
  P. O. Box 2999, Hartford, CT 06104-2999 (or other address as directed).


    If an application or any other information is incomplete when received, the Contribution will be credited to the Participant's Individual Account within five business days. If an initial Contribution is not credited within five business days, it will be immediately returned unless you have been informed of the delay and request that the Contribution not be returned. Subsequent Contributions cannot be credited on the same day of receipt unless they are accompanied by adequate instructions.

    The number of Sub-Account Accumulation Units will not change because of a subsequent change in an Accumulation Unit's value, but the dollar value of an Accumulation Unit will vary to reflect the investment experience of the appropriate Fund shares that serve as the underlying investment for DC-II.

    There is no minimum amount for initial Contributions or subsequent Contributions that may be made on behalf of a Participant's Individual Account under a Contract.

MAY I CHANGE THE AMOUNT OF MY CONTRIBUTIONS?


    Yes, however the minimum Contribution that may be made at any one time on behalf of a Participant during the Accumulation Period under a contract is $30 unless the Employer's Plan provides otherwise. If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 10% among the several Sub-Accounts of the Separate Account. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by Hartford.

MAY I MAKE CHANGES IN MY SUB-ACCOUNT ALLOCATIONS?

    The Contract permits the allocation of Contributions, in multiples of 10%, among the sixteen (16) Sub-Accounts of DC-II. There is no minimum amount that may be allocated to any Sub-Account. Such changes must be requested in the form and manner prescribed by Hartford.


MAY I TRANSFER ASSETS BETWEEN SUB-ACCOUNTS/THE GENERAL ACCOUNT?


    During the Accumulation Period a Participant may transfer the value of Participant's Individual Account allocations from one or more Sub-Accounts or the General Account to any another Sub-Account, the General Account or to any combination thereof.


    Amounts allocated to the General Account, or amounts previously allocated to the General Account during the three month period immediately preceding the date such transfer is requested, may not be transferred to any Sub-Account which Hartford considers to be a competing fixed income Sub-Account. Hartford reserves the right to limit the maximum amount transferred from the General Account during a Contract Year to 20% of the Participant's Individual Account in any one Participant's Contract Year.



    Currently there is no charge for up to 12 transfers per Participant's Contract Year. A fee of $5.00 may be assessed for each transfer made in excess of 12 per Participant's Contract Year. No two (2) transfers may occur on consecutive Valuation Days.



    In addition, the right, with respect to a Participant's Individual Account, to transfer monies between Sub-Accounts is subject to modification if Hartford determines, in its sole opinion, that the exercise of that right by the Contractholder/Participant is, or would be, to the disadvantage of other Contractholders/Participants. Any modification could be applied to transfers to or from the same or all of the Sub-Accounts and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Participant or Contractholder, or limiting the dollar amount that may be transferred between Sub-Accounts by a Contractholder/Participant at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Hartford to be to the disadvantage of other Contractholders/Participants.


HOW DO I TRANSFER ASSETS BETWEEN SUB-ACCOUNTS OR CHANGE MY SUB-ACCOUNT ALLOCATIONS?


    Transfers between Sub-Accounts and changes in Sub-Account allocations may be made by written request or by calling toll free 1-800-771-3051. Any transfers or changes made in writing will be effected as of the date the request is received by Hartford at its home office, P.O. Box 2999, Hartford, CT 06104-2999. Telephone transfer changes may not be permitted in some states. The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford follows for transactions initiated by telephone include requirements that Participants identify themselves by their group number, Participant number and social security number. All transfer instructions made by telephone are recorded.



MAY I SYSTEMATICALLY TRANSFER ASSETS TO THE SUB-ACCOUNTS?



    If, during the Accumulation Period, the portion of your Contract values held under the General Account option is at least $5,000, or the value of your Accumulation Units held under the Money Market Fund Sub-Account is at least $5,000, you may choose to have a specified dollar amount transferred from either the General Account option or the Money Market Fund Sub-Account, whichever meets the applicable minimum value, to other Sub-Accounts of the Separate Account at monthly, quarterly, semi-annual or annual intervals. This is known as Dollar Cost Averaging. The main objective of a Dollar Cost Averaging program is to minimize the impact of short term price fluctuations. Since the same dollar amount is transferred to other Sub-Accounts at set intervals, more units are purchased in a Sub-Account if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved over the long term. A Dollar Cost Averaging program allows investors to take advantage of market fluctuations. However, it is important to understand that Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

    The minimum amount that may be transferred to any one Sub-Account at a transfer interval is $100. The transfer date will be the monthly, quarterly, semi-annual or annual anniversary, as applicable, of your first transfer under your initial Dollar Cost Averaging election. The first transfer will commence within five business days after Hartford receives your initial election, either on an appropriate election form in good order or by telephone subject to the telephone transfer procedures detailed above. The dollar amount will be allocated to the Sub-Accounts that you specify, in the proportions that you specify on the appropriate election form provided by Hartford or over our recorded telephone line. You may specify a maximum of five Sub-Accounts. If, on any transfer date, your General Account value or the value of your Accumulation Units under the Money Market Fund Sub-Account, as applicable, is less than the amount you have elected to have transferred, your Dollar Cost Averaging program will end. You may cancel your Dollar Cost Averaging election by notice to Hartford in writing or by calling 1-800-528-9009 and giving notice to a Hartford representative on our recorded telephone line.


WHAT HAPPENS IF THE CONTRACTHOLDER FAILS TO MAKE CONTRIBUTIONS?


    A Contract will be deemed paid-up within 30 days after any anniversary date of the Contract if the Contractholder has not remitted a Contribution to Hartford during the preceding 12 month period. Effective with a change of the Contract to paid-up status, no further Contributions will be accepted by Hartford and each Participant's Individual Account will be considered an inactive account until the commencement of Annuity payments or until the value of the Participant's Individual Account is disbursed or applied in accordance with the termination provisions (see "How can a Contract be redeemed or surrendered?" commencing on page 17).


MAY I ASSIGN OR TRANSFER THE CONTRACT?

    The Contracts and a Participant's interest therein may not be assigned, transferred or pledged.

MAY I REQUEST A LOAN FROM MY INDIVIDUAL ACCOUNT?


    During the Accumulation Period, a Participant under a Tax Sheltered Annuity plan may request a loan from his or her Individual Account subject to a single $25.00 non-refundable loan processing fee (except as otherwise required by statute). The loan proceeds and the loan processing fee will be deducted from the Participant's Individual Account on a pro rata basis from the applicable Sub-Accounts on the date that the loan proceeds are disbursed. Individual Account loans may not be available in all states or may be subject to restrictions. Loans are not available to Participants under an Individual Retirement Annuity plan.



    The loan amount may not exceed the lesser of (1) 50% of the value of a Participant's Individual Account, or (2) $50,000, reduced by the highest outstanding balance of any loan to such Participant during the 12-month period ending on the day before the loan is made. The minimum loan amount is $1,000.



    At the beginning of each calendar quarter, Hartford shall determine the interest rate to be charged on all loans issued during such quarter. The interest rate shall reflect current market interest rates and the prevailing interest rate levels under the Contract. The maximum interest rate shall not exceed the current guaranteed interest rate for the General Account plus 2%. Monthly loan payments (except for the initial payment) are due and payable at the home office of Hartford on the last business day of each month. The initial monthly loan payment is due and payable during the month in which the loan proceeds are disbursed from the Participant's Individual Account. Participant's Individual Account will be credited with the amount of monthly loan payments (both principal and interest) minus a monthly loan balance charge of .166% of the then outstanding loan balance. The monthly loan balance charge will be retained by Hartford.



    Prepayment of the outstanding loan balance is prohibited during the first 12 months following disbursement of the loan proceeds, except upon termination of employment. Following the twelfth month, a Participant may prepay all or any portion of the outstanding principal balance on the loan and any unpaid interest accrued as of the date of the payment made by the Participant. Participants may select a repayment term of 1 to 5 years (in 12 month increments) from the last business day of the first month in which the loan amount is distributed from the Contract. Loan balances which remain unpaid after a specified period will be treated as a distribution subject to taxation. See "Federal Tax Considerations," page 29, for a discussion of the tax implications of a distribution.

    Loans will have a permanent effect on the Participant's Individual Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to a Beneficiary.

HOW DO I KNOW WHAT MY ACCOUNT IS WORTH?

    The value of a Participant's Individual Account under a Contract at any time prior to the commencement of Annuity payments can be determined by multiplying the total number of Sub-Account Accumulation Units credited to a Participant's Individual Account by the current Accumulation Unit value for the respective Sub-Account. There is no assurance that the value in the Sub-Accounts will equal or exceed the Contributions made by the Contractholder to such Sub-Accounts.


    The value of the Accumulation Units in DC-II representing an interest in the appropriate Fund shares that are held under the Contract was initially established on the date that Contributions were credited to the appropriate Sub-Account. The value of the respective Accumulation Units for any subsequent day is determined by multiplying the Accumulation Unit value for the preceding day by the net investment factor of the appropriate Sub-Accounts (see "How is the Accumulation Unit value determined?" below).


HOW IS THE ACCUMULATION UNIT VALUE DETERMINED?

    The Accumulation Unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividends or capital gains by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period and subtracting from that amount the amount of any charges assessed during the Valuation Period then ending.


    Participants should refer to the prospectuses for the Funds which accompany this Prospectus for a description of how the assets of each Fund are valued since each determination has a direct bearing on the Accumulation Unit value of the Sub-Account and therefore the value of a Participant's Individual Account. The Accumulation Unit value is affected by the performance of the underlying Fund(s), expenses and deduction of the charges described in this Prospectus.


HOW ARE THE UNDERLYING FUND SHARES VALUED?


    The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the accompanying prospectus for each Fund.

                              PAYMENT OF BENEFITS

WHAT WOULD MY BENEFICIARY RECEIVE AS DEATH PROCEEDS?


    The Contracts provide that in the event the Participant dies before the selected Annuity Commencement Date or the date the Participant attains age 65 (whichever occurs first) the Minimum Death Benefit payable on such Contract will be the greater of (a) the value of the Participant's Individual Account determined as of the day written proof of death of such person is received by Hartford, or (b) 100% of the total Contributions made to such Contract, reduced by any prior partial withdrawals or outstanding loan indebtedness.



    The benefit may be taken by the Beneficiary in a single fixed sum, in which case payment will be made within seven days of receipt of proof of death by Hartford, unless subject to postponement as explained below. In lieu of payment in one sum, a Beneficiary may elect that the amount be applied under any annuity option available in Hartford's variable annuities then being issued provided any such option must provide that a death benefit will be distributed within five years of the Participant's death; or, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such benefit must commence within one year of the date of the Participant's death. The Contract further provides that if the Beneficiary is the spouse of the Participant, such spouse may elect, in lieu of the death benefit, to be treated as the Participant.



    An election to receive death benefits under a form of Annuity must be made prior to a lump sum settlement with Hartford and within one year after the death by written notice to Hartford at its offices in Hartford, Connecticut. Benefit proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. If a Beneficiary elects to receive variable payments, the amount of each Annuity payment will vary to reflect fluctuations in the returns of the underlying investments. No election to provide Annuity payments will become operative unless the initial Annuity payment is at least $20.00 on either a variable or fixed basis, or $20.00 on each basis when a combination benefit is elected. The manner in which the Annuity payments are determined and in which they may vary from month to month are the same as applicable to a Participant's Individual Account after retirement (see "How are Contributions made to establish my Annuity account?" commencing on page 19).


HOW CAN A CONTRACT BE REDEEMED OR SURRENDERED?

    THERE ARE CERTAIN RESTRICTIONS ON SECTION 403(B) TAX-SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(B) TAX-SHELTERED ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/EMPLOYEE HAS (A) ATTAINED AGE
  59 1/2, (B) TERMINATED EMPLOYMENT, (C) DIED, (D) BECOME DISABLED, OR (E) EXPERIENCED FINANCIAL HARDSHIPS.

    DISTRIBUTIONS DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%.


    HARTFORD WILL NOT ASSUME ANY RESPONSIBILITY IN DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 ACCOUNT VALUES.


    On termination of Contributions to a Contract by the Contractholder on behalf of a Participant prior to the selected Annuity Commencement Date for such Participant, the Participant will have the following options, subject to the restrictions above:


      1. To continue a Participant's Individual Account in force under the Contract. Under this option, on the selected Annuity Commencement Date, the Participant will begin to receive Annuity payments under the selected Annuity option under the Contract. (See "What are the available Annuity options under the Contracts?" commencing on page 19.) At any time in the interim, a Participant may surrender the Participant's Individual Account for a lump sum cash settlement in accordance with item 3. below.



      2. To elect Annuity payments immediately. The values in the Participant's Individual Account may be applied, subject to Contract provisions, to provide for Fixed or Variable Annuity payments, or a combination thereof, commencing immediately, under the selected Annuity option under the Contract. (See "What are the available Annuity options under the Contracts?" commencing on page 19).

      3. To surrender the Participant's Individual Account under the Contract for a lump sum cash settlement, in which event the Annual Contract Fee and any applicable contingent deferred sales charges will be deducted (See "How are the charges under these Contracts made?" commencing on page 22). The amount received will be the net termination value next computed after receipt of a written request for complete withdrawal by Hartford at its home office, P.O. Box 2999, Hartford, CT 06104-2999. Payment will normally be made as soon as possible but not later than seven days after the written request is received by Hartford.



      4. In the case of a partial withdrawal, the amount requested is withdrawn from the specified Sub-Account(s) or, if no Sub-Account(s) are specified, all applicable Sub-Account(s) on a pro rata basis. The contingent deferred sales charge, if any, is deducted as a percentage of the amount withdrawn (see "How are the charges under these Contracts made?" commencing on page
    22). If the contingent deferred sales charge has been experience rated (see "Charges Under the Contract -- Experience Rating of Contracts," page 24), any amounts not subject to the contingent deferred sales charge will be deemed to be withdrawn last.



      5. To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing the Participant's Individual Account to remain in the Accumulation Period under the Contract. Participant's Individual Account remains subject to the Annual Contract Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. A Participant may transfer the values of Participant's Individual Account allocations from one or more Sub-Accounts or the General Account to any other Sub-Account, the General Account or to any combination thereof, subject to the restrictions described under "Operation of the Contract," page 13. "Systematic Withdrawal Option," page 20, for a complete description of the restrictions and limitations of this option.


CAN PAYMENT OF THE REDEMPTION OR SURRENDER VALUE EVER BE POSTPONED BEYOND THE SEVEN DAY PERIOD?

    Yes. It may be postponed whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission; (b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

MAY I SURRENDER ONCE ANNUITY PAYMENTS HAVE STARTED?

    Except with respect to Option 5 (on a variable payout), once Annuity payments have commenced, no surrender of a life Annuity benefit can be made for the purpose of receiving a partial withdrawal or a lump sum settlement in lieu thereof. Any surrender out of Option 5 will be subject to contingent deferred sales charges, if applicable.

CAN A CONTRACT BE SUSPENDED BY A CONTRACTHOLDER?


    A Contract may be suspended by the Contractholder by giving written notice at least 90 days prior to the effective date of such suspension to Hartford at its home office, P.O. Box 2999, Hartford, CT 06104-2999. A Contract will be suspended automatically on its anniversary if the Contractholder fails to assent to any modification of a Contract, as described under the caption "Can a Contract be modified?" (commencing on page 22) which modifications would have become effective on or before that anniversary. Upon suspension, Contributions to Participant's Individual Accounts will continue to be accepted on behalf of existing Participants, subject to the Contract terms in effect prior to suspension. Contributions will not be accepted on behalf of any new Participants.


    Annuitants at the time of any suspension will continue to receive their Annuity payments. The suspension of a Contract will not preclude a Participant from applying an existing Participant's Individual Accounts under DC-II to the purchase of Fixed or Variable Annuity benefits.

HOW DO I ELECT AN ANNUITY COMMENCEMENT DATE AND FORM OF ANNUITY?

    Participants select an Annuity Commencement Date, usually between their 50th birthday and the date they become age 70 1/2, and an Annuity option. The Annuity Commencement Date may not be deferred beyond the date a Participant becomes age 70 1/2 or such earlier date as may be required by applicable law and/or regulation. The Annuity Commencement Date and/or the Annuity option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payments are scheduled to begin. Annuity payments will normally be made on the first business day of each month.


    The Contract contains five optional Annuity forms, which may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, Hartford reserves the right to begin Annuity payments at age 65 under Option 2 with 120 monthly payments certain. However, Hartford will not assure responsibility in determining or monitoring minimum distributions beginning at age 70 1/2.


    When an annuity is purchased, unless otherwise specified, Accumulation Unit values will be applied to provide a Variable Annuity under DC-II.

WHAT IS THE MINIMUM AMOUNT THAT I MAY SELECT AS AN ANNUITY PAYMENT?


    The minimum Annuity payment is $20.00. No election may be made which results in a first payment of less than $20.00. If at any time Annuity payments are or become less than $20.00, Hartford reserves the right to change the frequency of payment to intervals that will result in payments of at least $20.00.


HOW ARE CONTRIBUTIONS MADE TO ESTABLISH MY ANNUITY ACCOUNT?

    During the Annuity Period, Contract values are applied to establish a Fixed and/or Variable Annuity.

WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CONTRACTS?

    OPTION 1: LIFE ANNUITY


    A life annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant. This option offers the maximum level of monthly payments of any of the other life options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.


    It would be possible under this option for an Annuitant to receive only one Annuity payment if he or she dies prior to the due date of the second Annuity payment, two if he or she dies prior to the due date of the third Annuity payment, etc.

    *OPTION 2: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN


    This Annuity option is an Annuity payable monthly during the lifetime of an Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary or Beneficiaries designated unless other provisions will have been made and approved by Hartford.


    *OPTION 3: UNIT REFUND LIFE ANNUITY

    This Annuity option is an Annuity payable monthly during the lifetime of the Annuitant terminating with the last payment due prior to the death of the Annuitant except that an additional payment will be made to the Beneficiary or Beneficiaries if (a) below exceeds (b) below:

                       total amount applied under the option
                          at the Annuity Commencement Date
  (a) =
            ------------------------------------------------------------
                Annuity Unit value at the Annuity Commencement Date
  (b) =     number of Annuity Units represented         number of
            monthly
            by each monthly Annuity payment made X Annuity payments made


    The amount of the additional payments will be determined by multiplying such excess by the Annuity Unit value as of the date that proof of death is received by Hartford.


    OPTION 4: JOINT AND LAST SURVIVOR ANNUITY

    An Annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. At the Annuitant's death, payments will continue to be made to the contingent annuitant, if living, for the remainder of the contingent annuitant's life. When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3% or 100%) of the monthly Annuity payment will continue to be paid to the contingent annuitant.

    It would be possible under this option for an Annuitant and designated second person in the event of the common or simultaneous death of the parties to receive only one payment in the event of death prior to the due date for the second payment and so on.

    *OPTION 5: DESIGNATED (FIXED) PERIOD ANNUITY


    An amount payable monthly for the number of years selected. Under the Contracts the minimum number of years is five.



    In the event of the Annuitant's death prior to the end of the designated period, any then remaining payments will be paid to the Beneficiary or Beneficiaries designated unless other provisions will have been made and approved by Hartford. Option 5 is an option that does not involve life contingencies and thus no mortality guarantee.



    Surrenders are subject to the limitations set forth in the Contract and any applicable contingent deferred sales charges (see "How are the charges under these Contracts made?" commencing on page 22).


    Other Annuity options may be made available from time to time.


    *Options 2, 3 and 5 are available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS, or if none is prescribed, the mortality table then in use by Hartford.

--------------------------------------------------------------------------------
    UNDER ANY OF THE ANNUITY OPTIONS ABOVE, EXCEPT OPTION 5 (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED AFTER ANNUITY PAYMENTS COMMENCE.
--------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL OPTION ("SWO")

    If permitted by IRS regulations and the terms of the Employer's plan, Participants can make withdrawals while allowing Participant's Individual Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer and have a minimum Individual Account balance of $10,000 at the time they elect the SWO. The maximum payment amount is 1.5% monthly, 4.5% quarterly, 9.0% semi-annually or 18.0% annually of Participant's Individual Account at the time they elect the SWO. Payments are limited to 18.0% of Participant's Individual Account annually. The minimum payment amount is $100. SWO payments are generally taxable as ordinary income and, if made prior to age 59 1/2, an IRS tax penalty may apply. The contingent deferred sales charge, if any would apply to a withdrawal, is waived on SWO payments.

    Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant's Individual Account is depleted). The duration of payments may not extend beyond the Participant's life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary. Participants may not elect the SWO if they have an outstanding loan amount.

    Participants can change the terms of their SWO as often as four times in each calendar year. Participants can terminate their SWO at any time and elect one of the five available Annuity options or a partial or full lump sum withdrawal. If Participants elect a partial or full lump sum withdrawal within 12 months of a SWO payment, the contingent deferred sales charge that was previously waived, if any, will be deducted from Participant's Individual Account upon withdrawal. SWO payments will be deducted from Participant's Individual Account pro rata from each Sub-Account and the General Account in which Participant's Individual Account is allocated.


    Hartford is not responsible for determining a withdrawal amount that satisfies the Minimum Distribution Requirements. Participants may be required to change their SWO payment amount to comply with the Minimum Distribution Requirements. Participants should consult their tax adviser to determine whether the amount of their SWO payments meet IRS Minimum Distribution Requirements. See "Federal Tax Considerations," page 29, for a discussion of the Minimum Distribution Requirements applicable to Participants over age 70 1/2.



    The SWO may only be elected pursuant to an election on a form provided by Hartford. Election of the SWO does not affect any of Participant's other rights under the Contracts.


HOW ARE VARIABLE ANNUITY PAYMENTS DETERMINED?


    The value of the Annuity Unit for each Sub-Account in DC-II for any day is determined by multiplying the value for the preceding day by the product of
  (1) the net investment factor (see "How is the Accumulation Unit value determined?" commencing on page 16) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.



    When Annuity payments are to commence, the value of the Participant's Individual Account is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payment is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.



    The first monthly payment varies according to the form of Annuity selected. The Contract cites Annuity tables derived from the 1983a Individual Annuity Mortality Table with ages set back one year and with an assumed interest rate ("A.I.R.") of 4.00% per annum. The total first monthly Annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable premium taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts. With respect to fixed annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.



    Level Annuity payments would be produced if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.


    The amount of the first monthly Annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account as of the close of business on the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

    Annuity payments will be made on the first day of each month following selection. The Annuity Unit value used in calculating the amount of the Annuity payments will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payment.

    Here is an example of how a Variable Annuity payment is determined:

                        ILLUSTRATION OF ANNUITY PAYMENTS:
             (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN


1.         Net amount applied.............................................  $139,782.50
2.         Initial monthly income per $1,000 of payment applied...........         6.13
3.         Initial monthly payment (1 x 2  DIVIDED BY 1,000)..............  $    856.87
4.         Annuity Unit Value.............................................        3.125
5.         Number of monthly annuity units (3  DIVIDED BY 4)..............      274.198
6.         Assume annuity unit value for second month equal to............        2.897
7.         Second monthly payment (6 x 5).................................  $    794.35
8.         Assume annuity unit value for third month equal to.............        3.415
9.         Third month payment (8 x 5)....................................  $    936.39


    The above figures illustrate the calculation of a Variable Annuity and have no bearing on the actual record of DC-II.

CAN A CONTRACT BE MODIFIED?


    The Contracts may, subject to any federal and state regulatory restrictions, be modified at any time by written agreement between the Contractholder and Hartford. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contractholder the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the IRS.



    On or after the fifth anniversary of any Contract Hartford may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contractholder, except that the Annuity tables, guaranteed interest rates and the contingent deferred sales charges which are applicable at the time a Participant's Individual Account is established under a Contract, will continue to be applicable. In addition, the limitations on the deductions for the mortality, expense risks and administrative undertakings and the Annual Contract Fee will continue to apply in all Contract Years.



    At any time Hartford reserves the right to modify the Contract, if such modification: (i) is necessary to make the Contract or DC-II comply with any law or regulation issued by a governmental agency to which Hartford is subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity Contracts; or (iii) is necessary to reflect a change in the operation of DC-II or the Sub-Account(s); (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification Hartford will provide notice to the Contractholder or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement in the Contract to reflect such modification.


                           CHARGES UNDER THE CONTRACT

HOW ARE THE CHARGES UNDER THESE CONTRACTS MADE?


    There is no deduction for sales expenses at the time Contributions are allocated to the Participant's Individual Accounts. However, a contingent deferred sales charge may be assessed against a Participant's Individual Account when it is withdrawn. The number of Participant Contract Years completed prior to withdrawal will determine the amount of the contingent deferred sales charge. The amount or term of the contingent deferred sales charge may be reduced (see " -- Experience Rating of Contracts," page 24). Such charges will in no event ever exceed 8.50% when applied as a percentage against the sum of all Contributions to a Participant's Individual Account.


    The charge is a percentage of the amount surrendered and equals:

CONTRACT YEAR
OF WITHDRAWAL                                                     MAXIMUM CHARGE
-------------------------------------------------------------  ---------------------
1-5..........................................................               5%
6............................................................               4%
7............................................................               3%
8............................................................               2%
9............................................................               1%
10 or more...................................................               0%

    In the case of a withdrawal in which you request a certain dollar amount be withdrawn, the sales charge is deducted from the amount withdrawn and the balance is paid to you. Example: You request a total withdrawal, your account value is $1,000 and the applicable sales load is 5%. Your Sub-Accounts will be surrendered by $1,000 and you will receive $950 (I.E., the $1,000 total withdrawal less the 5% sales charge). This is the method applicable on a full surrender of your Contract. In the case of a partial withdrawal in which you request to receive a specified amount, the sales charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) in order to provide you with the amount requested. Example: You request to receive $1,000 and the applicable sales load is 5%. Your Sub-Account(s) will be reduced by $1,052.63 (I.E., a total withdrawal of $1,052.63 which results in a $52.63 sales charge ($1,052.63 x 5%) and a net amount paid to you of $1,000 as requested).

WHAT DO THE SALES CHARGES COVER?


    The contingent deferred sales charges, when applicable, will be used to cover expenses relating to the sale and distribution of the Contracts, including commissions paid to any distribution organization and its sales personnel, the cost of preparing sales literature and other promotional activities. It is anticipated that direct commissions paid on the sale of the Contracts will not exceed 5.0% of a Contribution. To the extent that these charges do not cover such distribution expenses they will be borne by Hartford from its general assets, including surplus or possible profit from mortality and expense risk charges.


WHAT IS THE MORTALITY, EXPENSE AND ADMINISTRATIVE RISK CHARGE?


    Although Variable Annuity payments made under the Contracts will vary in accordance with the investment performance of the underlying Fund shares held in the Sub-Account(s), the payments will not be affected by (a) Hartford's actual mortality experience among Annuitants before or after retirement or (b) Hartford's actual expenses, including certain administrative expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by Hartford.



    In providing an expense undertaking, Hartford assumes the risk that the deductions for contingent deferred sales charges, and the Annual Contract Fee under the Contracts may be insufficient to cover the actual future costs.



    The mortality undertaking provided by Hartford under the Contracts, assuming the selection of one of the forms of life annuities, is to make monthly Annuity payments (determined in accordance with the annuity tables and other provisions contained in the Contract) regardless of how long all Annuitants may live and regardless of how long all Annuitants as a group may live. This undertaking assures that neither the longevity of an Annuitant nor an improvement in life expectancy will have any adverse effect on the monthly Annuity payments the Annuitant will receive under the Contract. It thus relieves the Participant from the risk that they will outlive the funds accumulated.



    The mortality undertaking is based on Hartford's present actuarial determination of expected mortality rates among all Annuitants. If actual experience among Annuitants deviates from Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford must provide amounts from its general funds to fulfill its Contract obligations. In that event, a loss will fall on Hartford. Conversely, if longevity among Annuitants is lower than anticipated, a gain will result to Hartford. Hartford also assumes the liability for payment of the Minimum Death Benefit provided under the Contract.



    The administrative undertaking provided by Hartford assures the Contractholder that administration will be provided throughout the entire life of the Contract.



    For assuming these risks Hartford presently charges 1.25% (estimated at .85% for mortality, .15% for expense and .25% for administrative undertakings) of the average daily net assets of DC-II. The rate charged for the mortality, expense and administrative undertakings under the Contracts may be reduced (see "-- Experience Rating of Contracts," page 24) and may be periodically increased beyond a rate of 1.25%, subject to a maximum annual rate of 2.00%. However, no increase will occur unless the Commission shall have first approved such increase.


ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?


    An Annual Contract Fee will be deducted from the value of each Participant's Individual Account under the Contracts. The maximum Annual Contract Fee is $30.00 per year but may be reduced or waived (see " -- Experience Rating of Contracts," page 24).


    The Annual Contract Fee will be deducted on the last business day of each Participant's Contract Year, provided, however, that if the value of a Participant's Individual Account is redeemed in full at any time before the last business day of the Participant's Contract Year, then the Annual Contract Fee charge will be deducted from the proceeds of such redemption. No deduction for the Annual Contract Fee will be made during the Annuity Period under the Contracts. The Annual Contract Fee will be deducted from the value of a Participant's Individual Account on a pro rata basis from the Sub-Account(s) chosen.

IS THERE EVER A TIME WHEN THE SALES CHARGES OR ANNUAL CONTRACT FEE DOES NOT
APPLY?

    The contingent deferred sales charge and Annual Contract Fee will not be deducted on Contracts in the event of: (1) death of a Participant, (2) disability, within the meaning of Code section 72(m)(7) (provided that such disability would entitle the Participant to receive social security disability benefits), (3) confinement in a nursing home, provided the Participant is confined immediately following at least 90 days of continuous confinement in a hospital or long term care facility, (4) separation from service on or after the 5th Participant Contract Year for Participants age 59 1/2 or older, (5) financial hardship (E.G., an immediate and heavy financial need of the Participant other than purchase of a principal residence or payment for post secondary education) or (6) if the value of a Participant's Individual Account is paid out under one of the available Annuity options under the Contracts or under the Systematic Withdrawal Option (except that a surrender out of Annuity Option 5 is subject to sales charges, if applicable). Some of the above events may not apply to Individual Retirement Annuity Participants.

    If otherwise eligible to make a withdrawal under the terms of the Employer's plan, a Participant may withdraw up to 10% of the value of their Individual Account on a non-cumulative basis each Participant Contract Year, after the first, without application of a contingent deferred sales charge. The minimum amount that can be withdrawn under this provision is $250.00.

EXPERIENCE RATING OF CONTRACTS


    Certain of the charges and fees described in this Prospectus may be reduced ("experience rated") for Contracts depending on some or all of the following factors. the total number of Participants, the sum of all Participants' Individual Account values, the sum of all Participants' Individual Account values which are allocated to funds managed by affiliates of Hartford, anticipated present or future expense levels, anticipated present or future commission levels, and whether or not Hartford is an exclusive annuity Contract provider. Experience rating of a contract may be discontinued in the event of a change in the applicable factors, Hartford, in its discretion, may experience rate a Contract (either prospectively or retrospectively) by: (1) reducing the amount or term of any applicable contingent deferred sales charge, (2) reducing the amount of, or waiving, the Annual Contract Fee, (3) reducing the amount of, or waiving, the Transfer Fee, (4) reducing the mortality, expense and administrative risk charge, or (5) by any combination of the above. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Contractholders/Participants funded by the Separate Account. Experience rating credits have been given on certain cases. Participants in contracts receiving experience rating credits will receive notification regarding any reduction in charges or fees.


HOW MUCH ARE THE DEDUCTIONS FOR PREMIUM TAXES ON THESE CONTRACTS?


    A deduction is also made for Premium Taxes, if applicable, imposed by a state or other governmental entity. Certain states impose a Premium Tax, ranging up to 3.50%. On any Contract subject to a Premium Taxes, Hartford will pay the taxes when imposed by the applicable taxing authorities. Hartford, at its sole discretion, will deduct the taxes from Contributions when received, from the proceeds at surrender, or from the amount applied to effect an Annuity at the time Annuity payments commence.


WHAT CHARGES ARE MADE BY THE FUNDS?


    Deductions are made from the assets of the Funds to pay for management fees and the operating expenses of the Funds. A full description of the Funds, their investment policies and restrictions, risks charges and expenses and all other aspects of their operation is contained in the accompanying prospectuses for the Funds.


ARE THERE ANY OTHER DEDUCTIONS?

    Participants may transfer monies between or among Sub-Accounts up to 12 times per Participant Contract Year. Such transfers may be subject to charge of $5.00 for each transfer made in excess of 12 per Participant Contract Year.

                        HARTFORD LIFE INSURANCE COMPANY
                                 AND THE FUNDS


WHAT IS HARTFORD?



    Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing health and life insurance, both individual and group, in all states of the United States and the District of Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5, 1902, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately owned by ITT Hartford Group, Inc., a Delaware corporation. Subject to shareholder approval on May 2, 1997, the name of ITT Hartford Group, Inc. will change to The Hartford Financial Services Group, Inc.



    Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps, on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Sub-Accounts of the Separate Account. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.


WHAT ARE THE FUNDS?


    The assets of each Sub-Account of the Separate Account are invested exclusively in one of the Funds. The investment objectives of each of the Funds are summarized below. There is no guarantee that any of the Funds will achieve its stated objectives.



    A full description of the Funds, their investment policies and restrictions, risks, charges and expenses and all other aspects of their operations is contained in the accompanying Funds' prospectuses which should be read in conjunction with this Prospectus before investing, and in the Funds' Statement of Additional Information which may be ordered from Hartford.



                                 HARTFORD FUNDS


HARTFORD ADVISERS FUND, INC.


    Seeks maximum long-term total rate of return consistent with prudent investment risk by investing in common stock and other equity securities, bonds and other debt securities, and money market instruments.


HARTFORD BOND FUND, INC.


    Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Hartford Funds entitled "Hartford Bond Fund, Inc. -- Investment Policies."


HARTFORD CAPITAL APPRECIATION FUND, INC.


    Seeks growth of capital by investing in securities selected solely on the basis of potential for capital appreciation; income, if any, is an incidental consideration.


HARTFORD DIVIDEND AND GROWTH FUND, INC.


    Seeks a high level of current income consistent with growth of capital and reasonable investment risk.

HARTFORD INDEX FUND, INC.


    Seeks to provide investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index"). *


HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.


    Seeks long-term total rate of return consistent with prudent investment risk through investment primarily in equity securities issued by non-U.S. companies.


HARTFORD MORTGAGE SECURITIES FUND, INC.


    Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.


HARTFORD STOCK FUND, INC.


    Seeks long-term capital growth primarily through capital appreciation, with income a secondary consideration, by investing primarily in equity securities.


HVA MONEY MARKET FUND, INC.


    Seeks maximum current income consistent with liquidity and preservation of capital.



  * "Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company and affiliates. The Hartford Index Fund, Inc. ("Index Fund") is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Index Fund.



                                  CALVERT FUND



CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO



    Seeks to achieve a total return above the rate of inflation through an actively managed, nondiversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social criteria established for the Portfolio.



                           AMERICAN CENTURY VP FUNDS



AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. AMERICAN CENTURY VP ADVANTAGE



    Seeks capital growth over time by investing primarily in common stocks that are considered by the investment manager to have better-than-average prospects for appreciation.



AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. AMERICAN CENTURY VP CAPITAL APPRECIATION



    Seeks to provide reasonable share price stability through its holdings of money market securities and bonds and competitive rates of current income with government-backed securities, and to offer the potential for long-term returns higher than those of fixed income investments through its use of common stocks.

                                 FIDELITY FUNDS



AMS/FIDELITY INVESTMENTS VIP II ASSET MANAGER PORTFOLIO



    Seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term fixed-income instruments.



AMS/FIDELITY INVESTMENTS VIP GROWTH PORTFOLIO



    Seeks capital appreciation primarily through purchase of common stocks, although its investments are not restricted to any one type of security.



AMS/FIDELITY INVESTMENTS VIP II CONTRAFUND PORTFOLIO



    Seeks long term capital appreciation through purchase of equity securities of domestic or foreign companies that are undervalued or due to an overly pessimistic appraisal by the public.



AMS/FIDELITY INVESTMENTS VIP OVERSEAS PORTFOLIO



    Seeks long term capital appreciation by investing primarily in foreign securities whose principal business activities are outside of the United States.



    The Hartford Funds are organized as corporations under the laws of Maryland and are registered as diversified open-end management companies under the Investment Company Act of 1940. The Calvert Responsibly Invested Balanced Portfolio is a series of Acacia Capital Corporation, which is an open-end management investment company. The American Century VP Advantage and American Century VP Capital Appreciation Funds ("American Century VP Funds") are separate series of shares issued by American Century Variable Portfolios, Inc. ("ACVP"), a corporation organized under the laws of the state of Maryland. ACVP is a registered, diversified, open-ended investment management company under the Investment Company Act of 1940. The Fidelity Funds involve two diversified open-end management investment companies, each with multiple portfolios and organized as a Massachusetts business trust. The VIP Growth Portfolio and VIP Overseas Portfolio are portfolios of the Variable Insurance Products Fund. The VIP II Asset Manager Portfolio and VIP II Contrafund Portfolio are portfolios of the Variable Insurance Products Fund II. Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in the Fund.



    It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although Hartford and the Funds do not currently foresee any such disadvantages either to variable annuity Contract Owners or to variable life insurance Policy Owners, the Funds' Board of Directors intends to monitor events in order to identify any material conflicts between such Contract Owners and Policy Owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors of the Funds were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract Owners would not bear any expenses attendant to the establishment of such separate funds, but variable annuity Contract Owners and variable life insurance Policy Owners would no longer have the economics of scale resulting from a larger combined fund.



    Shares of Calvert Responsibly Invested Balanced Portfolio, a series of Acacia Capital Corporation which is unaffiliated with Hartford, are offered to other unaffiliated separate accounts. Hartford and the Board of Trustees of Acacia Capital Corporation intend to monitor events to identify any material irreconcilable conflicts which may arise and to determine what action, if any, should be taken in response thereto.



    Shares of the American Century VP Funds and the Fidelity Funds are offered to other unaffiliated separate accounts.



    Hartford reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. Hartford also reserves the right, subject to compliance with the law to offer additional Funds with differing investment objectives.

    The Advisers Fund Sub-Account was not available under contracts issued prior to May 2, 1983. The Capital Appreciation Fund Sub-Account was not available under contracts issued prior to May 1, 1984. The Mortgage Securities Fund Sub-Account was not available under contracts issued prior to January 15, 1985. The Index Fund Sub-Account was not available under contracts issued prior to May 1, 1987. Funds not available prior to the issue date of a contract may be requested in writing by the Contract Owner.



INVESTMENT ADVISERS



  HARTFORD FUNDS



    HL Investment Advisors, Inc. ("HL Advisors") serves as the investment adviser to each of the Hartford Funds.



    Wellington Management Company, L.L.P. serves as sub-investment adviser for Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford International Opportunities Fund and Hartford Stock Fund.



    In addition, HL Advisors has entered an investment services agreement with Hartford Investment Management Company, Inc., ("HIMCO"), pursuant to which HIMCO will provide certain investment services to Hartford Bond Fund, Hartford Index Fund, Hartford Mortgage Securities Fund and HVA Money Market Fund.



  CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO



    Calvert Asset Management Company serves as investment adviser and manages the fixed-income portion of the Calvert Responsibly Invested Balanced Portfolio. The sub-advisor to the Portfolio is NCM Capital Management Group, Inc. ("NCM"). NCM manages the equity portion of the Portfolio.



  AMERICAN CENTURY VP FUNDS



    The American Century VP Funds are managed by American Century Investment Management, Inc., whose principal business address is American Century Towers, 4500 Main Street, Kansas City, MO 64111.

  FIDELITY FUNDS

    The Fidelity Funds are managed by Fidelity Management & Research Company ("Fidelity Management"), whose principal business address is 82 Devonshire Street, Boston, Massachusetts. Fidelity Management is one of America's largest investment management organizations. It is composed of a number of different companies, which provide a variety of financial services and products. Fidelity Management is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. Various Fidelity companies perform certain activities required to operate Variable Insurance Products Fund and Variable Insurance Products Fund II.


DOES HARTFORD HAVE ANY INTEREST IN THE FUNDS?



    At December 31, 1996, certain Hartford group pension contracts held direct interest in shares as follows:



                                                                                                            PERCENT OF
                                                                                               SHARES      TOTAL SHARES
                                                                                            -------------  -------------
Hartford Advisers Fund, Inc...............................................................     18,752,510        0.69%
Hartford Bond Fund, Inc...................................................................         47,060        0.01%
Hartford Capital Appreciation Fund, Inc...................................................     15,519,596        1.79%
Hartford Dividend and Growth Fund, Inc....................................................        443,556        0.08%
Hartford Index Fund, Inc..................................................................     16,432,999        6.30%
Hartford International Opportunities Fund, Inc............................................      7,835,802        1.11%
Hartford Mortgage Securities Fund, Inc....................................................     17,408,850        5.65%
Hartford Stock Fund, Inc..................................................................         92,167        0.01%
HVA Money Market Fund, Inc................................................................         31,633        0.01%

                           FEDERAL TAX CONSIDERATIONS

WHAT ARE SOME OF THE FEDERAL TAX CONSEQUENCES WHICH AFFECT THESE CONTRACTS?

A. GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CONTRACT IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, EMPLOYER OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.


    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. For detailed information, a qualified tax adviser should always be consulted. This discussion is based on Hartford's understanding of existing federal income tax laws as they are currently interpreted.



B. HARTFORD AND SEPARATE ACCOUNT TWO



    Separate Account Two is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, Separate Account Two will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and any realized capital gains on the assets of Separate Account Two are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. (See "How is the Accumulation Unit value determined?" commencing on page 16.) As a result, such investment income and realized capital gains are automatically applied to increase reserves under the contract.


    No taxes are due on interest, dividends and short-term or long-term capital gains earned by Separate Account Two with respect to qualified or non-qualified contracts.

C. INFORMATION REGARDING TAX QUALIFIED PLANS


    The tax rules applicable to tax qualified contract owners, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of plan as well as the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, to distributions in excess of specified limits, distributions which do not satisfy certain requirements and certain other transactions with respect to qualified plans. Accordingly, this summary provides only general information about the tax rules associated with use of the Contract by a qualified plan. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person to benefits are controlled by the terms and conditions of the plan regardless of the terms and conditions of the Contract. Some qualified plans are subject to distribution and other requirements which are not incorporated into Hartford's administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Because of the complexity of these rules, owners, participants and beneficiaries are encouraged to consult their own tax advisers as to specific tax consequences.


  1. QUALIFIED PENSION PLANS

    Provisions of the Code permit eligible employers to establish pension or profit sharing plans (described in Section 401(a) and 401(k), if applicable, and exempt from taxation under Section 501(a) of the Code), and Simplified Employee Pension Plans (described in Section 408(k)). Such plans are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Corporate employers intending to use these contracts in connection with such plans should seek competent advice.

  2. TAX SHELTERED ANNUITIES UNDER SECTION 403(B)

    Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, exclude such contributions from gross income. Generally, such contributions may not exceed the lesser of $9,500 or 20% of the employees "includable compensation" for his most recent full year of employment, subject to other adjustments. Special provisions may allow some employees to elect a different overall limitation.

    Tax-sheltered annuity programs under Section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT unless such distribution is made:


    (a) after the participating employee attains age 59 1/2;


    (b) upon separation from service;

    (c) upon death or disability, or

    (d) in the case of hardship.

    The above restrictions apply to distributions of employee contributions made after December 31, 1988, earnings on those contributions, and earnings on amounts attributable to employee contributions held as of December 31, 1988. They do not apply to distributions of any employer or other after-tax contributions, employee contributions made on or before December 31, 1988, and earnings credited to employee contributions before December 31, 1988.

  3. DEFERRED COMPENSATION PLANS UNDER SECTION 457


    Employees and independent contractors performing services for such employers may contribute on a before tax basis to the Deferred Compensation Plan of their employer in accordance with the employer's plan and Section 457 of the Code. Section 457 places limitations on contributions to Deferred Compensation Plans maintained by a State ("State" means a State, a political sub-division of a State, and an agency or instrumentality of a State or political sub-division of a State) or other tax-exempt organization. Generally, the limitation is 33 1/3% of includable compensation (typically 25% of gross compensation) or $7,500 (indexed), whichever is less. The plan may also provide for additional "catch-up" deferrals during the three taxable years ending before a Participant attains normal retirement age.



    An employee electing to participate in a Deferred Compensation Plan should understand that his or her rights and benefits are governed strictly by the terms of the plan and that the employer is the legal owner of any contract issued with respect to the plan. The employer, as owner of the contract(s), retains all voting and redemption rights which may accrue to the contract(s) issued with respect to the plan. The participating employee should look to the terms of his or her plan for any charges in regard to participating therein other than those disclosed in this Prospectus. Participants should also be aware that effective August 20, 1996, the Small Business Job Protection Act of 1996 requires that all assets and income of an eligible Deferred Compensation Plan established by a governmental employer which is a State, a political subdivision of a State, or any agency or instrumentality of a State or political subdivision of a State, must be held in trust (or under certain specified annuity contracts or custodial accounts) for the exclusive benefit of Participants and their Beneficiaries. Special transition rules apply to such governmental Deferred Compensation Plans already in existence on August 20, 1996, and provide that such plans need not establish a trust before January 1, 1999. However, this requirement does not apply to amounts under a Deferred Compensation Plan of a tax-exempt (non-governmental) organization and such amounts will be subject to the claims of such tax-exempt employer's general creditors.



    In general, distributions from a Section 457 Deferred Compensation Plan are prohibited unless made after the participating employee attains the age specified in the plan, separates from service, dies, or suffers an unforeseeable financial emergency. Present federal tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan except for transfers to other Section 457 plans in limited cases.

  4. INDIVIDUAL RETIREMENT ANNUITIES UNDER SECTION 408

    Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain qualified plans may be "rolled-over" on a tax-deferred basis into an IRA.

  5. TAX PENALTIES

    Distributions from retirement plans are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution which bears the same ratio as the after-tax contributions bear to the expected return.

    A. PREMATURE DISTRIBUTION


    Distributions from a qualified plan before the Participant attains age
  59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty does not apply to distributions made after the employee's death, on account of disability, for eligible medical expenses and distributions in the form of a life annuity and, except in the case of an IRA, certain distributions after separation from service at or after age 55. A life annuity is defined as a scheduled series of substantially equal periodic payments for the life or life expectancy of the Participant (or the joint lives or life expectancies of the Participant and Beneficiary).


    B. MINIMUM DISTRIBUTION TAX

    If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed.


    An individual's interest in a retirement plan must generally be distributed, or begin to be distributed, not later than April 1 of the calendar year following the later of (i) the calendar year in which the individual attains age 70 1/2 or (ii) the calendar year in which the individual retires from service with the employer sponsoring the plan ("required beginning date"). However, the required beginning date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2. The entire interest of the Participant must be distributed beginning no later than this required beginning date over a period which may not extend beyond a maximum of the life expectancy of the Participant and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.



    If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated Beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.


    If an individual dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.
    C. EXCESS DISTRIBUTION TAX


    If the aggregate distributions from all IRAs and certain other qualified plans in a calendar year exceed the greater of (i) $150,000, or (ii) $112,500 as indexed for inflation, a penalty tax of 15% is generally imposed on the excess portion of the distribution.

    D. WITHHOLDING

    Periodic distributions from a qualified plan lasting for a period of 10 or more years are generally subject to voluntary income tax withholding. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form. Otherwise, the amount withheld on such distributions is determined at the rate applicable to wages as if the recipient were married claiming three exemptions.

    Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient may elect not to have withholding apply.

    Nonperiodic distributions from other qualified plans are generally subject to mandatory income tax withholding at the flat rate of 20% unless such distributions are:

        (1) the non-taxable portion of the distribution;

        (2) required minimum distributions;

        (3) eligible rollover distributions.

    Eligible rollover distributions are direct payments to an IRA or to another qualified employer plan.


    In general, distributions from plans described in Section 457 of the Code are subject to regular wage withholding rules.


D. DIVERSIFICATION REQUIREMENTS

    Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as an annuity contract, the Contract Owner will be subject to income tax on the annual increases in cash value.

    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated assets account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investment, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.


    Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.


E. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

    In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.


    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this Prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.

F. NON-NATURAL PERSONS, CORPORATIONS

    The annual increase in the value of the Contract is currently includable in gross income of a non-natural person. There is an exception for annuities held by structured settlement companies and annuities held by an employer with respect to a terminated pension plan. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.
G. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.


                                 MISCELLANEOUS

WHAT ARE MY VOTING RIGHTS?


    Hartford shall notify the Contractholder of any Fund shareholders' meeting if the shares held for the Contractholder's accounts may be voted at such meetings. Hartford shall also send proxy materials and a form of instruction by means of which the Contractholder can instruct Hartford with respect to the voting of the Fund shares held for the Contractholder's account. In connection with the voting of Fund shares held by it, Hartford shall arrange for the handling and tallying of proxies received from Contractholders. Hartford as such, shall have no right, except as hereinafter provided, to vote any Fund shares held by it hereunder which may be registered in its name or the names of its nominees. Hartford will, however, vote the Fund shares held by it in accordance with the instructions received from the Contractholders for whose accounts the Fund shares are held. If a Contractholder desires to attend any meeting at which shares held for the Contractholder's benefit may be voted, the Contractholder may request Hartford to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Fund shares held for such Contractholder's account. In the event that the Contractholder gives no instructions or leaves the manner of voting discretionary, Hartford will vote such shares of the appropriate Fund, including any of its own shares, in the same proportion as shares of that Fund for which instructions have been received.


    Every Participant under a Contract issued with respect to DC-II who has a full (100%) vested interest under a group Contract, shall receive proxy material and a form of instruction by which Participants may instruct the Contractholder with respect to the number of votes attributable to his individual participation under a group Contract.

    A Contractholder or Participant, as appropriate, is entitled to one full or fractional vote for each full or fractional Accumulation or Annuity Unit owned. The Contractholder has voting rights throughout the life of the Contract. The vested Participant has voting rights for as long as participation in the Contract continues. Voting rights attach only to interests under DC-II.

    During the Annuity period under a Contract the number of votes will decrease as the assets held to fund Annuity benefits decrease.

WILL OTHER CONTRACTS BE PARTICIPATING IN THE SEPARATE ACCOUNT?

    In addition to the Contracts described in this Prospectus, other forms of group annuities are sold providing benefits which vary in accordance with the investment experience of the Separate Account.

HOW ARE THE CONTRACTS SOLD?

    Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account.


    HSD is a wholly-owned subsidiary of Hartford. The principal business address of HSD is the same as that of Hartford.



    The securities will be sold by salespersons of HSD who represent Hartfordas insurance and Variable Annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.


    HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the NASD.


    Compensation will be paid by Hartford to registered representatives for the sale of contracts up to a maximum of 5% of Contributions and 0.25% annually on Participants' Individual Account Values. Sales compensation may be reduced.


WHO IS THE CUSTODIAN OF THE SEPARATE ACCOUNTS' ASSETS?


    Hartford is the custodian of the Separate Accounts' assets.



ARE THERE ANY MATERIAL LEGAL PROCEEDINGS AFFECTING THE SEPARATE ACCOUNT?



    There are no material legal proceedings pending to which the Separate Account is a party. Counsel with respect to federal laws and regulations applicable to the issue and sale of the contracts and with respect to Connecticut law is Lynda Godkin, General Counsel, Hartford Life Insurance Companies, P.O. Box 2999, Hartford, CT 06104-2999.


ARE YOU RELYING ON ANY EXPERTS AS TO ANY PORTION OF THIS PROSPECTUS?


    The audited consolidated financial statements and financial statement schedules included in this Prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to said report on the consolidated financial statements of Hartford Life Insurance Company (the Depositor), which includes an explanatory paragraph with respect to the change in method of accounting for debt and equity securities as of January 1, 1994, as discussed in Note 2 of Notes to Consolidated Financial Statements. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


HOW MAY I GET ADDITIONAL INFORMATION?

    Inquiries will be answered by calling your representative or by writing:


      Hartford Life Insurance Company
     Attn. RPVA Administration
     P.O. Box 2999
     Hartford, CT 06104-2999

                               TABLE OF CONTENTS
                                      FOR
                      STATEMENT OF ADDITIONAL INFORMATION


SECTION                                                       PAGE
------------------------------------------------------------  ----
DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY..............
SAFEKEEPING OF ASSETS.......................................
INDEPENDENT PUBLIC ACCOUNTANTS..............................
DISTRIBUTION OF CONTRACTS...................................
CALCULATION OF YIELD AND RETURN.............................
PERFORMANCE COMPARISONS.....................................
FINANCIAL STATEMENTS........................................

This form must be completed for all tax-sheltered annuities.

                     SECTION 403(B)(11) ACKNOWLEDGMENT FORM

    The Hartford Variable Annuity Contract which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

       a. attained age 59 1/2

       b. terminated employment

       c. died, or

       d. become disabled.

Distributions of post December 31, 1988 Contributions may also be made if you have experienced a financial hardship. Also there may be a 10% penalty tax for distributions made because of financial hardship or separation from service. Also, please be aware that your 403(b) plan may also offer other financial alternatives other than the Hartford variable annuity. Please refer to your Plan.

Please complete the following and return to:


    Hartford Life Insurance Company
    Attn: RPVA Administration
    P.O. Box 2999
    Hartford, CT 06104-2999

Name of Contractholder/Participant _____________________________________________
Address ________________________________________________________________________
City or Plan/School District ___________________________________________________
Date ___________________________________________________________________________

    To obtain a Statement of Additional
Information, complete the form below and mail to:


    Hartford Life Insurance Company
    Attn: RPVA Administration
    P.O. Box 2999
    Hartford, CT 06104-2999



    Please send a Statement of Additional
Information for Separate Account Two (DC Variable
Account II) (Form HV-2025-2) to me at the following address:

    _________________________________________
                       Name
     _________________________________________
                      Address
     _________________________________________
         City/State               Zip Code

     PRINCIPAL UNDERWRITER
     Hartford Securities Distribution Company, Inc. (HSD)
     Hartford Plaza, Hartford, CT 06115
                                                                        HARTFORD
     INDEPENDENT AUDITORS FOR HARTFORD
     LIFE INSURANCE COMPANY AND
     SEPARATE ACCOUNT
TWO
                                                                  LIFE INSURANCE
     Arthur Andersen LLP
     Hartford, Connecticut 06103
                                                                         COMPANY
     INSURER
     Hartford Life Insurance Company
                                                            SEPARATE ACCOUNT TWO
     Executive Offices: P.O. Box 2999
                                                          DC VARIABLE ACCOUNT-II
     Hartford, CT 06104-2999
                                                                      PROSPECTUS
                                                     INCLUDING THE PROSPECTUS OF
                                                                       THE FUNDS
                                                                     MAY 1, 1997

                                                Group Variable Annuity Contracts
   [LOGO]

      HV-2025-2
     HARTFORD LIFE INSURANCE COMPANY
                                                                 BULK RATE
     P.O. BOX 2999, HARTFORD, CT 06104-2999
                                                                U.S. POSTAGE
                                                                    PAID
                                                                PERMIT NO. 1
                                                              HARTFORD, CONN.